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                                                                   EXHIBIT 10.18

                              FIRST AMENDMENT TO
                  SECOND AMENDED AND RESTATED LOAN AGREEMENT

        This FIRST AMENDMENT TO SECOND AMENDED AND RESTATED LOAN AGREEMENT (this "Amendment") is made as of January 13, 1997 by and between PAINEWEBBER INCORPORATED, a Delaware corporation, as original lender ("PaineWebber"), PAINE WEBBER REAL ESTATE SECURITIES INC. a Delaware corporation, as noteholder ("PWRESI") and HSP-QRS CORP., a Delaware corporation, as borrower ("Borrower").

                               R E C I T A L S:

        WHEREAS, Health Science Properties, Inc., a Maryland corporation ("HSP") and PaineWebber entered into that certain Loan Agreement dated as of July 2, 1996 (the "Original Loan Agreement");

        WHEREAS, PaineWebber's interest under the Original Loan Agreement and the loan documents related thereto has been purchased by PWRESI, and thereafter, PWRESI's interest under the Original Loan Agreement and the loan documents related thereto has been purchased by PaineWebber;

        WHEREAS, HSP and PaineWebber have amended and restated the Original Loan Agreement in its entirety to, inter alia, modify the credit facility provided therein, and to increase the maximum aggregate principal amount available under such credit facility to $75,000,000.00, pursuant to that certain Amended and Restated Loan Agreement dated as of September 9, 1996 between HSP and PaineWebber (the "First Restated Loan Agreement"), all upon the terms and conditions more particularly set forth therein;

        WHEREAS, HSP has assigned to Borrower it rights under the First Restated Loan Agreement and the loan documents related thereto, and Borrower has assumed HSP's obligations thereunder;

        WHEREAS, PaineWebber and Borrower have further amended and restated the First Restated Loan Agreement, and modified the credit facility provided therein, pursuant to and in accordance with the terms of that certain Second Amended and Restated Loan Agreement dated as of September 9, 1996 between Borrower and PaineWebber (the "Existing Loan Agreement"; as amended hereby, and as the same may hereafter be amended, restated, supplemented or otherwise modified from time to time, the "Loan Agreement"; capitalized terms used herein without definition have the respective meanings assigned thereto in the Existing Loan Agreement);

        WHEREAS, PaineWebber's interest under the Existing Loan Agreement and the loan documents related thereto has been purchased by PWRESI;
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        WHEREAS, Paine Webber Real Estate Holdings Inc., a Delaware corporation
("HOLDINGS") and PW Realty Partners, LLC, a Delaware limited liability company ("PARTNERS"; together with Holdings, collectively, "SELLER"), as seller, and Borrower, as buyer, have entered into that certain Agreement for Sale and Purchase of Membership Interests dated as of the date hereof (the "PURCHASE AGREEMENT"), pursuant to which Seller has agreed to sell to Borrower, and Borrower has agreed to buy from Seller, all of the membership interests in PW Acquisitions I, LLC, a Delaware limited liability company ("LLC"), on the terms and conditions set forth therein;

        WHEREAS, the parties hereto desire to amend the Existing Loan Agreement to terminate Lender's commitment to make any Revolving Loans from and after the date hereof, subject to and in accordance with the terms of this Amendment;

        NOW, THEREFORE, in consideration of the matters described in the foregoing recitals, and the mutual covenants and agreements contained herein and for $10.00 in hand paid and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and intending to be bound hereby, the parties hereto hereby agree as follows:

        1. REDUCTION OF MAXIMUM COMMITMENT AMOUNT. Effective as of the date hereof, the "Maximum Commitment Amount", as defined in Section 1.1 of the Existing Loan Agreement, shall mean Forty-Four Million Four Hundred Thousand Dollars ($44,400,000.00).

        2. TERMINATION OF OBLIGATION TO PAY FACILITY FEES. Notwithstanding anything to the contrary contained in the Existing Loan Agreement, including without limitation Section 2.1.5 thereof, Borrower shall have no obligation to pay to Lender, and Lender shall have no right to receive from Borrower, the facility fees specified in Section 2.1.5 of the Existing Loan Agreement accruing from and after the date of this Amendment.

        3. LENDER'S CONSENT. Lender hereby consents to Borrower entering into the Purchase Agreement and the Management Agreement, and consummating the transactions contemplated thereby, and Lender hereby acknowledges and agrees that entering into such agreements, performing the obligations of Borrower thereunder, and consummating the transactions contemplated thereby will not constitute a default under any provision of the Agreement, including without limitation, sections 7.1.1, 7.1.3, 7.1.6, 7.1.7, 7.1.12, 7.1.14 or 7.1.15.

        4. AMENDMENT TO SECTION 3.6.4: "BACK-END FEE". Clauses (I)(a) and (I)(b) of Section 3.6.4(i) are hereby amended to read as follows:

       (I)(a) if the Refinancing occurs on or prior to the second anniversary of the Closing Date, Eight Hundred Eight-Eight Thousand Dollars ($888,000.00)(i.e., two percent (2%) of $44,400,000.00); or (b) if the
       Refinancing occurs after the

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       second but on or prior to the third anniversary of the Closing Date, Four
       Hundred Forty-Four Thousand Dollars ($444,000.00)(i.e., one percent (l%) of $44,400,000.00),

        5. AMENDMENT TO SECTION 8.1: "EVENT OF DEFAULT". The following are hereby added as new clauses (xxvii) and (xxviii) to the definition of "Event of Default" set forth in Section 8.1 of the Existing Loan Agreement:

        (xxvii) if Borrower shall default in the performance of any of its obligations under the Purchase Agreement, including without limitation Borrower's obligation to pay the entire Purchase Price (as defined in the Purchase Agreement) on the Closing Date (as defined in the Purchase Agreement); or

        (xxviii) if an Event of Default shall occur under, and as defined in, that certain Management Agreement dated as of January 13, 1997, as the same may be amended, restated, supplemented or otherwise modified from time to time (as amended, restated, supplemented or otherwise modified from time to time, the "MANAGEMENT AGREEMENT"),

        6. MODIFICATION, WAIVER IN WRITING. No modification, amendment, extension, discharge, termination or waiver of any provision of this Amendment, or of the Loan Agreement, the Promissory Note, or of any other Loan Document, nor consent to any departure by Borrower therefrom, shall in any event be effective unless the same shall be in a writing signed by the party against whom enforcement is sought, and then such waiver or consent shall be effective only in the specific instance, and for the purpose, for which given. Except as otherwise expressly provided herein, no notice to or demand on Borrower shall entitle Borrower to any other or future notice or demand in the same, similar or other circumstances.

        7. HEADINGS. The Section headings in this Amendment are included herein for convenience of reference only and shall not constitute a part of this Agreement for any other purpose.

        8. CONSTRUCTION. Each party hereto hereby acknowledges that (i) it is of equal bargaining strength with the other party, and (ii) any rule of construction to the effect that ambiguities are to be resolved against the drafting party shall not apply in the interpretation of this Amendment, any portion hereof or any amendments hereto.

        9. BROKERS AND FINANCIAL ADVISORS. Borrower hereby represents that it has dealt with no financial advisors, brokers, underwriters, placement agents, agents or finders in connection with this Amendment for which a fee or commission is owing. Borrower hereby agrees to indemnify and hold harmless Lender and its Affiliates and their respective agents, representatives and employees from and against any and all claims,

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liabilities, costs and expenses of any kind in any way relating to or arising from a claim by any Person that such Person acted on behalf of Borrower or its Affiliates in connection with the transactions contemplated herein. The provisions of this Section shall survive the expiration and termination of the Loan Agreement and the repayment of the Indebtedness.

        10. PRIOR AGREEMENTS. This Amendment and the Existing Loan Agreement, as amended hereby, and the other Loan Documents contain the entire agreement of the parties hereto and thereto in respect of the transactions contemplated hereby and thereby, and all prior agreements among or between such parties, whether oral or written, are superseded by the terms of the Existing Loan Agreement, as amended by this Amendment, and the other Loan Documents.

        11. RATIFICATION. The Existing Loan Agreement, as amended hereby, is hereby ratified and confirmed by the parties hereto.

        12. GOVERNING LAW. The laws of the State of New York shall govern the interpretation and validity enforcement of this Amendment, without regard to conflicts of law principles.

        13. COUNTERPARTS. This Amendment may be executed in one or more counterparts, each of which when so executed and delivered shall be deemed an original, but all such counterparts together shall constitute but one and the same instrument; signature pages may be detached from multiple separate counterparts and attached to a single counterpart so that all signature pages are physically attached to the same document.

        [The remainder of this page has been intentionally left blank.]

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        IN WITNESS WHEREOF, the parties have caused this Amendment to be executed by their duly authorized representatives as of the day and year first above written.

                                PAINEWEBBER INCORPORATED,
                                a Delaware corporation

                                By: /s/ Kevin D. Cox
                                   -----------------
                                    Kevin D. Cox
                                    Vice President


                                PAINE WEBBER REAL ESTATE SECURITIES INC., a Delaware corporation

                                By: /s/ Kevin D. Cox
                                   -----------------
                                    Kevin D. Cox
                                    Vice President

                                HSP-QRS CORP.,
                                a Maryland corporation

                                By: /s/ Joel S. Marcus
                                   ------------------
                                   Name: Joel S. Marcus
                                   Title:


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